Destra Investment Trust II
 Destra Flaherty & Crumrine Preferred and Income Fund
Destra Focused Equity Fund
(each a “Fund” and, collectively, the “Funds”)

Supplement Dated September 30, 2016

To the Funds’ Prospectus and Statement of Additional Information
Dated February 1, 2016,
as supplemented on February 17, 2016 and February 25, 2016
The following information supplements each Fund’s Prospectus and Statement of Additional Information:

The Board of Trustees (the “Board”) of Destra Investment Trust II approved an Agreement and Plan of Reorganization for each Fund (the “Plans”), pursuant to which the series of Destra Investment Trust II, Destra Flaherty & Crumrine Preferred and Income Fund and Destra Focused Equity Fund (each an “Old Fund” and, collectively, the “Old Funds”), will reorganize into newly created series of Destra Investment Trust (each a “New Fund” and, collectively, the “New Funds”) as of September 30, 2016.  This transaction is referred to as the “Reorganization.”  In accordance with Rule 17a-8 under the Investment Company Act of 1940, as amended, the Board’s decision to reorganize the Old Funds is not subject to shareholder approval.
The Reorganization is commonly referred to as a “shell” reorganization, because: (i) the New Funds, which mirror the Old Funds, are created for the purpose of receiving the assets of the Old Funds and (ii) the New Funds will have had only nominal assets and will have carried on no business activities prior to the Reorganization.  Each New Fund will have the same investment objective, investment policies, investment advisor, sub-advisor, portfolio managers and service providers as the corresponding Old Fund.  Each Old Fund will be the accounting survivor of the Reorganization, and each New Fund will assume the performance and financial history of the corresponding Old Fund at the completion of the Reorganization.  Additionally, no increase in the Old Funds’ fees or expenses is expected to result from the Reorganization, and no new shareholder fees will apply to the New Funds, as a result of the Reorganization.
The Reorganization is intended to be tax-free, meaning that the Old Funds’ shareholders will become shareholders of the New Funds without realizing any gain or loss for federal tax purposes.
Reasons for the Reorganization
The primary purpose of the Reorganization is to provide the Old Funds and their officers and Trustees with enhanced operational efficiencies, while reducing operational expenses.  The Board currently oversees four mutual funds, including the Old Funds and the other series of Destra Investment Trust (collectively, the “Destra Funds”).  The fact that Destra Investment Trust and Destra Investment Trust II are separate legal entities presents certain operational and financial challenges that are expected to be mitigated by the Reorganization.

Following the Reorganization, the four mutual funds advised by the investment advisor will each be a series of Destra Investment Trust, and the officers and Trustees of the Destra Funds will be able to focus on managing a single entity.
How Will The Reorganization Work?
The Reorganization will involve three steps:
• the transfer of all of the assets and liabilities of the Old Funds to the corresponding New Funds in exchange for shares of the New Funds having equal value to the net assets transferred;
• the pro rata distribution of shares of the New Funds to shareholders of record of the Old Funds as of the effective date of the Reorganization; and
• the complete liquidation and dissolution of the Old Funds.
How Will the Reorganization Affect My Investment?
Upon the consummation of the Reorganization, shareholders of the Old Funds will become shareholders of the corresponding New Funds.  If you are a shareholder of one or more of the Old Funds, the cash value of your investment will not change and you will not have to pay any sales charges in connection with the Reorganization.  You will receive New Fund shares with a total dollar value equal to the Old Fund shares that you own at the time of the Reorganization.  Shares of the New Funds have substantially similar legal characteristics as those of the Old Funds with respect to voting rights, accessibility, conversion rights and transferability.
The New Funds will offer the same purchase and redemption services as the Old Funds, including telephone purchases and redemptions.  Shares of the New Funds may be purchased and redeemed at the net asset value of the shares as next determined following receipt of a purchase or redemption order, provided the order is received in proper form.  There will not be any change to the minimum initial and subsequent investment amounts as a result of the Reorganization.
The New Funds will have the same dividend and other distributions policy as the Old Funds.  Shareholders who have elected to have dividends and capital gain distributions reinvested in Old Fund shares will continue to have dividends and capital gain distributions reinvested in New Fund shares following the Reorganization.  The Old Funds and New Funds have a fiscal year-end of September 30.
Are There Any Significant Differences in the Management Fee or Total Annual Fund Operating Expenses of the Old Funds and the New Funds?
No.  The investment management fees charged by the investment advisor to the Old Funds and the New Funds are identical.  Additionally, the fee rates to be charged by the other service providers to the New Funds are commensurate with the fee rates currently charged to the Old Funds.

Fees and Expenses of the Reorganization
The Old Funds’ investment advisor has agreed to bear all of the expenses directly related to the Reorganization.
Board Consideration of the Reorganization
The Board considered the Reorganization at a meeting held on May 9, 2016, and approved a form of the Plan.  Based on the information requested by the Board and provided to it by the investment advisor and, as applicable, the applicable sub-advisor, the Board, including a majority of the Trustees who are not “interested persons” of the Destra Funds, unanimously concluded that participation by the Old Funds in the Reorganization is in the best interests of the Old Funds and their shareholders and that the interests of the Old Funds’ shareholders will not be diluted as a result of the Reorganization.
Material U.S. Federal Income Tax Consequences
The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable to you as a shareholder of the Old Funds.  The discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations, judicial authority and administrative rulings and practice, all as of the date of this Supplement and all of which are subject to change, including changes with retroactive effect.  The discussion below does not address any state, local or foreign tax consequences of the Reorganization.  Your tax treatment may vary depending upon your particular situation.  You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Reorganization to you.
The Reorganization is expected to qualify as a “reorganization” under Section 368(a)(1)(F) of the Code, and the New Funds and the Old Funds should each be a “party to a reorganization” under Section 368(b) of the Code.  Provided that the Reorganization so qualifies and the New Funds and Old Funds are so treated, for U.S. federal income tax purposes, generally and subject to the qualifications set forth below:
• Neither the New Funds nor the Old Funds will recognize any gain or loss as a result of the Reorganization.
• Shareholders of the Old Funds will not recognize any gain or loss as a result of the receipt of shares of the New Funds in exchange for such shareholder’s shares of the Old Funds pursuant to the Reorganization.
• A shareholder’s aggregate tax basis in shares of the New Funds received pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in shares of the Old Funds held immediately before the Reorganization.
• A shareholder’s holding period for shares of the New Funds received pursuant to the Reorganization will include the period during which the shareholder held shares of the respective Old Funds, provided that such shareholder held the respective shares of the Old
 Funds as a capital asset.

• For purposes of section 381 of the Code, the New Funds will be treated as the same entity as the Old Funds and the tax attributes of the Old Funds enumerated in Section 381(c) of the Code will be taken into account by the New Funds as if there had been no reorganization.
You should consult your tax advisors with respect to the effect of the Reorganization on (i) the Old Funds or the New Funds with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any shareholder of the Old Funds or the New Funds that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.
Since its formation, the Old Funds believe they have qualified as a separate “regulated investment company” (or “RIC”) under the Code.  The New Funds are new entities that will elect RIC status under the Code following the Reorganization.  The Old Funds believe that they have been, and expect to continue to be, relieved of U.S. federal income tax liability to the extent that they make distributions of their taxable income and gains to their shareholders.  Prior to the Reorganization, the Old Funds must continue to make timely distributions of their previously undistributed net investment income and realized net capital gains, including capital gains on any securities disposed of in connection with the Reorganization.  Shareholders of the Old Funds must include any such distributions in their taxable income.
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Please Keep this Supplement with Your Fund’s Prospectus and Statement of
Additional Information for Future Reference